                            THE AMERICAN TIGER FUNDS

    The American Tiger Funds (the "Fund") is an open-end management investment company which offers its shares in a series of load, non-diversified portfolios which invest in stocks which the Fund's investment advisor believes to be among the best stocks available at any given time based on its quantitative analysis, applying its proprietary modern portfolio theory analysis. The Fund is presently offering its shares in one Portfolio: The American Tiger Top 20 ("Top 20"), a non-diversified, open-end management company portfolio with the authority to invest in a full range of equity securities. The investment objective is to attain capital appreciation through investment in equity securities which the investment advisor believes to represent the best investment opportunities at any given time. Additional non-diversified or diversified portfolios may be added to the Fund in the future. There can be no assurance that the Portfolios of the Fund will achieve their investment objectives.

    This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be read and retained for future reference.


    A Statement of Additional Information about the Fund has also been filed with the Securities and Exchange Commission. The Statement of Additional Information is, and the Fund's Annual and Semi-Annual Reports will be, available upon request and without charge by calling or writing The American Tiger Funds c/o GSG Securities, Inc., 980 North Federal Highway, Suite 210, Boca Raton, FL 33432; Telephone: 1-800-723-3326. Shareholders may also call toll-free or write to Chatfield Dean with any questions they may have.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, ITS INVESTMENT ADVISER, OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.

                       DISTRIBUTOR AND SALES INFORMATION


                              GSG SECURITIES, INC.
                      980 NORTH FEDERAL HIGHWAY, SUITE 210
                              BOCA RATON, FL 33432
                                 1-800-723-3326



               THE DATE OF THIS PROSPECTUS IS SEPTEMBER 30, 1998.
                          AS REVISED JANUARY 27, 1999

                               TABLE OF CONTENTS

                                                                               PAGE
                                                                               -----
SHAREHOLDER TRANSACTION EXPENSES AND ANNUAL FUND OPERATING EXPENSES.......           1

SUMMARY...................................................................           4

INVESTMENT OBJECTIVES AND POLICIES........................................           6

SPECIAL INVESTMENT METHODS AND RISKS......................................           8

INVESTMENT RESTRICTIONS...................................................           9

RISK FACTORS..............................................................          10

PERFORMANCE...............................................................          13

MANAGEMENT OF THE FUND....................................................          14

EXPENSES OF THE FUND......................................................          15

REPORTS AND INFORMATION...................................................          16

DESCRIPTION OF SHARES.....................................................          17

DIVIDENDS AND DISTRIBUTIONS...............................................          18

TAXES.....................................................................          19

PURCHASE AND PRICING OF SHARES............................................          21

REDEMPTION OF SHARES......................................................          24

CERTAIN SERVICES PROVIDED TO SHAREHOLDERS.................................          26

ADDITIONAL INFORMATION....................................................          27

ASSENT TO TRUST INSTRUMENT................................................          28

                        SHAREHOLDER TRANSACTION EXPENSES
                       AND ANNUAL FUND OPERATING EXPENSES

                                                                                        THE
                                                                                      AMERICAN
                                                                                     TIGER TOP
                                                                                         20
                                                                                     PORTFOLIO
                                                                                     ----------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on Purchases(5)
  (as a percentage of offering price)..............................................       4.95%
Maximum Sales Load Imposed on Reinvested Dividends.................................       None
Redemption Fees....................................................................       None
Exchange Fee(3)....................................................................       0-$5

ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees(4).................................................................       1.00%
12b-1 Fees(2)......................................................................       0.25%
Other Expenses.....................................................................       0.25%
                                                                                     ----------
Total Fund Operating Expenses......................................................       1.50%
                                                                                     ----------
                                                                                     ----------

------------------------

(1) The above table of fees and other expenses is provided to assist you in understanding the various potential costs and expenses that an investor in the Fund may bear directly or indirectly. The Investment Advisor may, but is under no obligation to, reimburse the Fund's expenses now or in the future. The American Tiger Top 20 Portfolio is a newly organized portfolio which has been in existence since September 30, 1998 and has no operating history.

(2) The American Tiger Top 20 Portfolio charges an annual 0.25% 12b-1 fee payable to the distributor or brokers who have signed a selling agreement with the Fund. The applicable Portfolio of the Fund pays these brokers or the distributor annually 0.25% of the value of the assets of the applicable Portfolio of the Fund which were obtained by said broker or distributor. The fee is paid to the broker or distributor for continuous personal services and distribution services by such broker or distributor to investors in the applicable Portfolio. Investors may also be charged a transaction fee if they effect transactions in fund shares through a broker or agent. Long-term shareholders in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers ("NASD").

(3) Shares of each of the portfolios may be exchanged for shares of each other portfolio at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.

(4) Represents the advisory fee paid to Navellier Management, Inc. (See "Expenses of the Fund-- Compensation of the Investment Advisor".)

(5) The American Tiger Top 20 Portfolio charges an initial sales load of 4.95%, which sales load is reduced to 4.00% for purchases between $50,000 and $99,999. The sales load is 3.50% for purchases between $100,000 and $249,999. The sales load is 2.50% for purchases between $250,000 and $499,999. The sales load is 2.00% for purchases between $500,000 and $999,999. There is no sales load for Trustees of the Fund, the Distributor or its employees, the Investment Advisor or its employees.

EXAMPLES:

    The following example indicates the direct and indirect expenses an investor (who invests $1,000) could expect to incur in a single year and three-year period for the applicable portfolio:

                                                                                          THE
                                                                                       AMERICAN
                                                                                         TIGER
                                                                                        TOP 20
                                                                                       PORTFOLIO
                                                                                     -------------
One-Year...........................................................................    $      64
Three-Year.........................................................................    $      95
Five-Year..........................................................................        *
Ten-Year...........................................................................        *

    The foregoing examples assume (a) that an investor invested $1,000 in the Portfolio; (b) a 4.95% sales load; (c) a 5% annual return; (d) percentage amounts listed above for Annual Fund Operating Expenses remain constant (for all periods shown above); (e) reinvestment of all dividends and distributions; and
(f) no exchanges between Portfolios.

    THE EXAMPLES SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF EACH PORTFOLIO OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

 * No estimates because the Portfolio had an operating history of less than 12 months.

                              FINANCIAL HIGHLIGHTS

    There is presently no financial history for The American Tiger Top 20 Portfolio since it is a newly organized portfolio with no operating history as of September 30, 1998. The distribution of The American Tiger Top 20 Portfolio shares commenced on October 2, 1998.

                                    SUMMARY

    THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING AND SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. THE CURRENT PORTFOLIO OF THE FUND IS DESIGNED FOR LONG TERM INVESTORS AND NOT AS A TRADING VEHICLE AND IS NOT INTENDED TO PRESENT A COMPLETE INVESTMENT PROGRAM FOR THE INVESTOR. AN INVESTMENT IN THE CURRENT PORTFOLIO OF THE FUND INVOLVES CERTAIN SPECULATIVE CONSIDERATIONS; SEE "RISK FACTORS". THE CURRENT PORTFOLIO EMPLOYS AN AGGRESSIVE INVESTMENT STRATEGY THAT HAS THE POTENTIAL FOR YIELDING HIGH RETURNS. HOWEVER, SHARE PRICES OF THE PORTFOLIO MAY ALSO EXPERIENCE SUBSTANTIAL FLUCTUATIONS INCLUDING DECLINES SO THAT YOUR SHARES MAY BE WORTH LESS THAN WHEN YOU ORIGINALLY PURCHASED THEM.

(SEE INVESTMENT OBJECTIVES AND POLICIES PP. 6 FOR GREATER DETAIL.)


    A STATEMENT OF ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CALLING OR WRITING THE AMERICAN TIGER FUNDS, C/O GSG SECURITIES, INC., 980 NORTH FEDERAL HIGHWAY, SUITE 210, BOCA RATON, FL 33432; TELEPHONE:
800-723-3326. THE STATEMENT OF ADDITIONAL INFORMATION BEARS THE SAME DATE AS THIS PROSPECTUS AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS IN ITS ENTIRETY.


INVESTMENT ADVISOR

    Navellier Management, Inc. (the "Investment Advisor") administers the assets of the existing Portfolio of the Fund and has ultimate responsibility for determining which securities will be selected as investments for the existing Portfolio of the Fund. Louis Navellier, the President and CEO of the Investment Advisor, refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of the current Portfolio. Louis Navellier sets the strategies and guidelines for the current Portfolio and oversees the current Portfolio Manager's activities. Louis Navellier and Alan Alpers are the Portfolio Managers involved in the day-to-day investment activities of the current Portfolio. Alan Alpers has been an analyst and portfolio manager for Navellier & Associates, Inc. since 1989 and is responsible along with Mr. Navellier for day-to-day management of over $1.5 billion in individual accounts for Navellier & Associates, Inc. The Investment Advisor receives an annual advisory fee, equal to 1.00% of the average daily net asset value of assets under management for The American Tiger Top 20 Portfolio. The advisory fee for the current Portfolio is payable monthly, based upon a percentage of that Portfolio's average daily net assets.

DISTRIBUTION OF SHARES


    GSG Securities, Inc. (the "Distributor") acts as the sole underwriter for the shares of the current Portfolio of the Fund. The Distributor is a corporation owned by JW Genesis Financial Corp. The Distributor may sell shares of the current Portfolio of the Fund directly to investors or shares may be purchased through a network of broker-dealers selected by the Distributor. The Distributor will compensate these selected dealers for shareholder services by paying them directly, or by allowing them to receive annually all or a portion of the 0.25% annual 12b-1 fee paid on the current Portfolio


HOW TO INVEST

    Shares of the current Portfolio of the Fund are continuously offered for sale by the Distributor and through selected broker-dealers. The daily purchase price for the current Portfolio is the net asset value next computed after receipt of your order. Initial purchases must be at least $2,000 ($500 in the case of IRA and other retirement plans or qualifying group plans) and subsequent investments must be $100 or more.

RISK FACTORS

    Investment in the Portfolio involves special risks and there can be no guarantee of profitability. Some of those risks are briefly described here. Because The American Tiger Top 20 Portfolio is allowed to invest up to 10% of the Portfolio's assets in any single company and/or up to 25% in the companies of any single industry, there is potentially a greater risk of loss or fluctuation in value of this portfolio.

    Some of the small cap securities which the current Portfolio may purchase may be difficult to liquidate on short notice or, on occasion, only a portion of the shares of a company in which the Investment Advisor intends to trade may be available to be bought or sold by the current Portfolio. There can be no assurance of profitability or of what the Portfolio's total annual operating expenses will be. Investments, if any, in securities of foreign issuers may pose greater risks. The Investment Advisor's investment style could result in above average portfolio turnover which could result in higher brokerage expenses. As with any equity fund, the investments may decline, resulting in a loss of value to the shareholder. (For more detail, see "Risk Factors".)

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE OF THE AMERICAN TIGER TOP 20 PORTFOLIO

    THE INVESTMENT OBJECTIVE OF THE AMERICAN TIGER TOP 20 PORTFOLIO IS TO ACHIEVE LONG TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN STOCKS OF COMPANIES WITH APPRECIATION POTENTIAL.

    The American Tiger Top 20 Portfolio is a non-diversified Portfolio, which means it may invest a larger than normal percentage of its total assets in the equity (including convertible debt) securities of any one company or companies which the Investment Advisor believes represents an opportunity for significant capital appreciation. The Investment Advisor can invest up to 10% of the Portfolio's assets in the securities of any single company or up to 25% of its assets in securities issued by companies in any one industry. Since the Investment Advisor can invest more of the Portfolio's assets in the stock of a single company, this Portfolio should be considered to offer greater potential for capital appreciation as well as greater risk of loss due to the potential increased investment of assets in a single company. This Portfolio, because of its non-diversification, also poses a greater potential for volatility. This Portfolio should not be considered suitable for investors seeking current income. This Portfolio may invest its assets in the securities of a broad range of companies without restriction on their capitalization. Under normal circumstances, The American Tiger Top 20 Portfolio will invest at least 65% of its total assets in securities of companies. However, that projected minimum percentage could be lowered during adverse market conditions or for defensive purposes and is not a fundamental policy of the Portfolio. Securities of issuers include, but are not limited to, common and preferred stock, and convertible preferred stocks that are convertible into common stock. While this Portfolio intends to operate as a non-diversified open end management investment company for the purposes of the 1940 Act, it also intends to qualify as a regulated investment company under the Internal Revenue Code ("Code"). As a non-diversified investment company under the 1940 Act, the Fund may invest more than 5% and up to 10% of its assets in the securities of any one issuer at the time of purchase. However, for purposes of the Internal Revenue Code, as of the last day of any fiscal quarter, this Portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, the Portfolio may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or the securities of investment companies that qualify as regulated investment companies under the Code.

    Investors in The American Tiger Top 20 Portfolio pay an initial sales charge
(load) and pay an annual 0.25% fee ("12b-1 fee").

OTHER INVESTMENTS

    The American Tiger Top 20 Portfolio may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Advisor, such investment will further the cash needs or temporary defensive needs of the Portfolio. In addition, when the Investment Advisor feels that market or other conditions warrant it, for temporary defensive purposes, the current Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, The American Tiger Top 20 Portfolio's holdings in such non-equity securities should not exceed 35% of the total assets of the Portfolio. If the current Portfolio's assets, or a portion thereof, are retained in cash or money market funds or money market mutual funds, such cash will, in all probability, be deposited in interest-bearing or money market accounts or Rushmore's money market mutual funds. Rushmore Trust & Savings, FSB is also the Fund's Transfer Agent and Custodian. Cash deposits by the Fund in interest bearing instruments issued by Rushmore Trust & Savings ("Transfer Agent") will only be deposited with the Transfer Agent if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market investments have no FDIC protection and deposits in Rushmore Trust & Savings accounts have only $100,000 protection.

    It is anticipated that, for the current Portfolio, all of its investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Portfolio has invested drops below investment grade, the Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.

    In determining the types of companies which will be suitable for investment by The American Tiger Top 20 Portfolio, the Investment Advisor will screen over 9,000 stocks and will take into account various factors and base its stock selection on its own model portfolio theory concepts to select from the twenty stocks which have the highest ranking based on the Investment Advisor's analysis. The current Portfolio invests primarily in what the Investment Advisor believes are undervalued common stocks believed to have long-term appreciation potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth or increased value. There are no limitations on The American Tiger Top 20 Portfolio as to the type, operating history, or dividend paying record of companies or industries in which this Portfolio may invest; the principal criteria for investment is that the securities provide opportunities for capital growth and that they rank in the Investment Advisor's Top 20 highest rated investment opportunities at the time the Investment Advisor makes its analysis, which analysis shall be made at least monthly. The Portfolio will invest up to 100% of its capital in equity securities selected for their growth or value potential. The Investment Advisor will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. When selecting such stocks for investment by the current Portfolio, the issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. The Investment Advisor, when investing for The American Tiger Top 20 Portfolio, may also purchase common stocks of well known, highly researched, large companies if the Investment Advisor believes such common stocks offer opportunity for long-term capital appreciation.

                      SPECIAL INVESTMENT METHODS AND RISKS

REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

LOANS OF PORTFOLIO SECURITIES

    The Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities passed to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that that securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Investment Advisor to be of relatively high credit standing.

                            INVESTMENT RESTRICTIONS

    The American Tiger Top 20 Portfolio can invest up to 10% of its assets in securities of a single issuer and can invest up to 25% of its assets in securities of companies in a single industry. The American Tiger Top 20 Portfolio may not make investments in real estate or commodities or commodity contracts, including futures contracts, but may purchase securities of issuers which deal in real estate or commodities. The American Tiger Top 20 Portfolio is prohibited from investing in or selling puts, calls, straddles (or any combination thereof). The American Tiger Top 20 Portfolio is prohibited from investing in derivatives. The American Tiger Top 20 Portfolio may borrow money only from banks for temporary or emergency (not leveraging) purposes provided that, after each borrowing, there is an asset coverage in the borrowing Portfolio of at least 300%. The American Tiger Top 20 Portfolio will not purchase securities if the amount of borrowing by such Portfolio exceeds 5% of total assets of such Portfolio. In order to secure any such borrowing, the borrowing Portfolio may pledge, mortgage, or hypothecate up to 10% of the market value of the assets of the Portfolio. The investment by The American Tiger Top 20 Portfolio in securities, including American Depository Receipts, of issuers or any governmental entity or political subdivision thereof, located, incorporated or organized outside of the United States is limited to 25% of the net asset value of the Portfolio, provided that no such foreign securities may be purchased unless they are traded on United States securities markets.

    The Fund may not purchase for The American Tiger Top 20 Portfolio "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933) if, as a result of such purchase, more than 10% of the net assets (taken at market value) of such Portfolio would be invested in such securities nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of such portfolio would be invested in either illiquid or unseasoned securities. The Board of Trustees will determine whether these securities are liquid and will monitor liquidity on an ongoing basis.

    In addition to the investment restrictions described above, the investment program of each Portfolio is subject to further restrictions which are described in the Statement of Additional Information. The restrictions for each Portfolio are fundamental and may not be changed without shareholder approval.

                                  RISK FACTORS

LACK OF OPERATING HISTORY

    The American Tiger Top 20 Portfolio is a newly organized investment company portfolio which went effective September 30, 1998. The Investment Advisor was organized on May 28, 1993. Although the Investment Advisor sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent and the Custodian, the Investment Advisor still has overall responsibility for the administration of each of the Portfolios and oversees the administrative services performed by others as well as servicing customer's needs and, along with each Portfolio's Trustees, is responsible for the selection of such agents and their oversight. The Investment Advisor also has overall responsibility for the selection of securities for investment for The American Tiger Top 20 Portfolio. The owner of the Investment Advisor has been in the business of rendering advisory services to significant pools of capital such as retirement plans and large investors since 1987.

    The owner of the Investment Advisor is also the owner of another investment advisory firm, Navellier & Associates Inc., which presently manages over $1.5 billion in investor funds. The owner of the Investment Advisor is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and controls other investment advisory entities which manage assets and/or act as sub-advisors, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Advisor intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities in which the Investment Advisor intends to, or may invest, have a smaller number of shares available to trade than larger capitalized companies, lack of shares available at any given time may result in The American Tiger Top 20 Portfolio of the Fund not being able to purchase or sell all shares which Investment Advisor desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of The American Tiger Top 20 Portfolio. Since the Investment Advisor will be trading on behalf of the Portfolio of the Fund in some or all of the same securities at the same time that Navellier & Associates Inc., Navellier Fund Management, Inc., other Navellier controlled investment entities are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of Navellier & Associates Inc., Navellier Fund Management, Inc., and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, Navellier & Associates, Inc., and the other Navellier controlled investment entities and the Investment Advisor will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if Navellier & Associates Inc., and Navellier Fund Management, Inc., each place a $25,000 purchase order and Investment Advisor on behalf of the Fund places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to Navellier & Associates Inc., and Navellier Fund Management, Inc., and $25,000 of the stock to the Fund. As the assets of each Portfolio of the Fund increase the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the various Portfolios. While the Investment Advisor generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if he, she, or it is not willing to accept this potentially adverse risk, and by investing, acknowledges that he, she or it is aware of the risks.

    An investment in shares of The American Tiger Top 20 Portfolio of the Fund involves certain speculative considerations. There can be no assurance that The American Tiger Top 20 Portfolio's objectives will be achieved or that the value of the investment will increase. An investment in shares of The

American Tiger Top 20 Portfolio may also involve a higher degree of risk than an investment in shares of a more traditional open-end diversified investment company because The American Tiger Top 20 Portfolio may invest up to 10% of its assets in the securities of any single issuer and up to 25% of its assets in the securities of any single industry, thereby potentially creating greater volatility or increasing the chance of losses. As a non-diversified investment Portfolio, The American Tiger Top 20 Portfolio may be subject to greater fluctuation in the total market value of such Portfolio, and economic, political or regulatory developments may have a greater impact on the value of this Portfolio than would be the case if this Portfolio were diversified among a greater number of issuers. The American Tiger Top 20 Portfolio intends to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code.

    All securities in which the Fund's Portfolio may invest are inherently subject to market risk, and the market value of the Fund's investments will fluctuate. From time to time the Fund may choose to close a portfolio or portfolios to new investors.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

    Investments in foreign securities (those which are traded principally in markets outside of the United States), particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. The securities of some foreign issuers and securities traded principally in foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. issuers and securities traded principally in U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those charged in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities traded principally in foreign securities markets.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Prices of securities of companies in emerging markets can be significantly more volatile than prices of securities of companies in the more developed nations of the world, reflecting the greater uncertainties of investing in less developed markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.

    While to some extent the risks to the Fund of investing in foreign securities may be limited, since The American Tiger Top 20 Portfolio may not invest more than 25% of its net asset value in such securities and such Portfolio of the Fund may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

    The Investment Advisor will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the Investment Objectives and Policies section of this Prospectus.

NET ASSET VALUE

    The net asset value of The American Tiger Top 20 Portfolio is determined by adding the values of all securities and other assets of that specific Portfolio, subtracting liabilities, and dividing by the number of outstanding shares of that Portfolio. (See "Purchase and Pricing of Shares--Valuation of Shares" and the Statement of Additional Information.)

PORTFOLIO TURNOVER

    The Portfolio turnover rate for The American Tiger Top 20 Portfolio is unknown since this is a newly organized Portfolio which only began operations on September 30, 1998. The Investment Advisor estimates that the portfolio turnover rate for The American Tiger Top 20 Portfolio will not exceed 300% per annum. However, this is not a restriction on the Investment Advisor and if in the Investment Advisor's judgment a higher annual portfolio turnover rate is required in order to attempt to achieve a higher overall Portfolio performance, then the Investment Advisor is permitted to do so. However, high portfolio turnover (100% or more) will result in increased brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities and on reinvestment in other securities and could therefore adversely affect Portfolio performance. To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected. (See the Statement of Additional Information, "Taxes".)

SPECIAL RISK CONSIDERATIONS RELATING TO SECURITIES OF THE PORTFOLIO

    For a description of certain other factors, including certain risk factors, which investors should consider relating to the securities in which the Portfolio will invest, see "Risk Factors".

                                  PERFORMANCE

    From time to time the Fund may include the performance history of any Portfolio (and if appropriate, the performance history of the Investment Advisor and/or the Portfolio Manager in managing comparable asset accounts) in advertisements, sales literature, or reports to prospective shareholders.

    The "total return" of each Portfolio refers to the average annual compounded rate of return of the Portfolio over some representative period that would equate an initial payment of $1,000 at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period.

                             MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES

    The Fund's Board of Trustees directs the business and affairs of the current Portfolio of the Fund and supervises the Investment Advisor, Distributor, Transfer Agent and Custodian, as described below.

THE INVESTMENT ADVISOR

    Navellier Management, Inc. acts as the Investment Advisor to the only current Portfolio of the Fund. The Investment Advisor is registered as an investment adviser under the Investment Advisors Act of 1940. The Investment Advisor is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for The American Tiger Top 20 Portfolio. Pursuant to a separate Administrative Services Agreement, the Investment Advisor provides The American Tiger Top 20 Portfolio with certain administrative services, including accounting and bookkeeping services and supervising the Custodian's and Transfer Agent's activities and The American Tiger Top 20 Portfolio's compliance with its reporting obligations. The Investment Advisor may sub-contract for the performance of such services by the Custodian, Transfer Agent, or others and payment for such sub-contracted services should be paid by the Investment Advisor out of its fees under the Administrative Services Agreement. The Investment Advisor also provides each Portfolio of the Fund with a continuous investment program based on its investment research and management with respect to all securities and investments. The Investment Advisor will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by The American Tiger Top 20 Portfolio of the Fund.

    The Investment Advisor is owned and controlled by its sole shareholder, Louis G. Navellier (a 100% stockholder). Louis Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987.

    For information regarding the Fund's expenses and the fees paid to the Investment Advisor see "Expenses of the Fund".

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    On September 3, 1998, in order to fulfill the requirements of Section 14(a)(1) of the Investment Company Act of 1940, one hundred percent (100%) of the issued and outstanding shares of the only existing Portfolio of the Fund (The American Tiger Top 20 Portfolio) was subscribed to for purchase by Louis Navellier under an agreement dated September 3, 1998. Such subscription was made for an aggregate of $100,000 allocated 100% for the Portfolio (to purchase 10,000 shares).

THE DISTRIBUTOR


    GSG Securities, Inc. acts as the Fund's Distributor and is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers ("NASD"). The Distributor renders its services to the Fund pursuant to a distribution agreement under which it serves as the principal underwriter of the shares of each existing Portfolio of the Fund. The Distributor may sell certain of the Fund's Portfolio shares by direct placements. Through a network established by the Distributor, each of the Fund's Portfolio shares may also be sold through selected broker-dealers. (For information regarding the Fund's expenses and the fees it pays to the Distributor, see "Expenses of the Fund" following.)


THE CUSTODIAN AND THE TRANSFER AGENT

    Rushmore Trust & Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland, 20814, telephone: (301) 657-1510 or (800) 622-1386, is Custodian for the Fund's
securities and cash and Transfer Agent for the Fund shares. The Distributor shall be responsible for the review of applications in order to guarantee that all requisite and statistical information has been provided with respect to the establishment of accounts.

                              EXPENSES OF THE FUND

GENERAL

    The American Tiger Top 20 Portfolio is responsible for the payment of its own expenses. These expenses are deducted from the Portfolio's investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Investment Advisor, the Custodian and the Transfer Agent; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal fees; auditing fees; printing and other expenses which are not directly assumed by the Investment Advisor under its investment advisory or expense reimbursement agreements with the Fund. General expenses which are not associated directly with a specific Portfolio (including fidelity bond and other insurance) are allocated to each Portfolio based upon their relative net assets. The Investment Advisor may, but is not obligated to, from time to time advance funds, or directly pay, for expenses of the Fund and may seek reimbursement of or waive reimbursement of those advanced expenses.

COMPENSATION OF THE INVESTMENT ADVISOR

    The Investment Advisor receives an annual 1.00% fee for investment management of The American Tiger Top 20 Portfolio The fee is payable monthly, based upon the Portfolio's average daily net assets. The Investment Advisor is entitled to reimbursement for operating expenses it advances for the Fund.

DISTRIBUTION PLAN

    THE DISTRIBUTION PLAN FOR THE AMERICAN TIGER TOP 20 PORTFOLIO

    The American Tiger Top 20 Portfolio has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby such Portfolio compensates Distributor or others in the amount of 0.25% per annum of the average daily net assets of such Portfolio for expenses incurred and services rendered for the promotion and distribution of the shares such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of such particular portfolio's shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts such Portfolio pays to Distributor or others as a service fee to compensate such parties for personal services provided to shareholders of such Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services for such portfolio shall be 0.25% per year of the average daily net assets of such Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan and distribution agreements entered into between such service providers and Distributor or such Portfolio directly. The 12b-1 Plan for such Portfolio also covers payments by the Distributor and Investment Advisor to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by such Portfolio within the context of Rule 12b-1. The payments under the 12b-1 Plan for such Portfolio are included in the maximum operating expenses which may be borne by such Portfolio. Payments under the 12b-1 Plan for such Portfolio may exceed actual expenses incurred by the Distributor, Investment Advisor or others.

BROKERAGE COMMISSIONS

    The Investment Advisor may select selected broker-dealers to execute portfolio transactions for the current Portfolio of the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. In addition, when selecting broker-dealers for Fund portfolio transactions, the Investment Advisor may consider the record of such broker-dealers with respect to the sale of shares of the Fund. (See the Statement of Additional Information.)

                            REPORTS AND INFORMATION


    The Fund will distribute to the shareholders of the current Portfolio semi-annual reports containing unaudited financial statements and information pertaining to matters of such Portfolio of the Fund. An annual report containing financial statements for such Portfolio, together with the report of the independent auditors for such Portfolio of the Fund is distributed to shareholders each year. Shareholder inquiries should be addressed to The American Tiger Funds at GSG Securities, Inc., 980 North Federal Highway, Suite 210, Boca Raton, FL 33432; 800-723-3326 or to the Transfer Agent, Rushmore Trust & Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland, 20814, Telephone:
(301) 657-1510 or (800) 622-1386.

                             DESCRIPTION OF SHARES

    The Fund is a Delaware business trust organized on September 4, 1998. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Fund is offering shares of one Portfolio--The American Tiger Top 20 Portfolio, which is described above.

    The shares of The American Tiger Top 20 Portfolio, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of such Portfolio of the Fund when a shareholder's investment, as a result of redemptions in the Fund, falls below the minimum investment required by the Fund (see "Redemption of Shares"). Each share of the Portfolio is equal as to earnings, expenses, and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio's net assets. Shareholders of such Portfolio of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as other-wise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of such Portfolio for the purpose of electing or removing Trustees.

    All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the second decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

                          DIVIDENDS AND DISTRIBUTIONS

    All dividends and distributions with respect to the shares of The American Tiger Top 20 Portfolio will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Portfolio prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as return of capital, ordinary income or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, such Portfolio retains the use and benefits of such monies as would be paid as cash dividends.

    The American Tiger Top 20 Portfolio will distribute all of its net investment income and net realized capital gains, if any, annually in December.

    If a cash payment is requested with respect to the Portfolio, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.

    The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. The American Tiger Top 20 Portfolio intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.

    Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of The American Tiger Top 20 Portfolio unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.

    The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following.)

    In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

    Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

                                     TAXES

FEDERAL TAXES

    Each Portfolio of the Fund is a separate taxpayer and intends to meet the requirements of Subchapter M of the Internal Revenue Code of 1986 (relating to regulated investment companies) with respect to diversification of assets, sources of income, and distributions of taxable income and will elect to be taxed as a regulated investment company for federal income tax purposes.

    Because each Portfolio of the Fund intends to distribute all of its net investment income and net realized capital gains at least annually, it is not expected that any Portfolio of the Fund will be required to pay federal income tax for any year throughout which it was a regulated investment company nor, for this reason, is it expected that any Portfolio will be required to pay the 4% federal excise tax imposed on regulated investment companies that fail to satisfy certain minimum distribution requirements. However, the possibility of federal or state income tax and/or imposition of the federal excise tax does exist.

    If a Portfolio pays a dividend in January of any year which was declared in the last three months of the previous year and was payable to shareholders of record on a specified date in such a month, the dividend will be treated as having been paid and received in the previous year.

    Dividends (other than capital gains dividends) will be taxable to shareholders as ordinary income, whether received in shares or cash and will, in the case of corporate shareholders, generally qualify for the dividends-received deduction to the extent paid out of qualifying dividends received by the Portfolio.

    Capital gains dividends will ordinarily be taxable to shareholders as long-term capital gain, regardless of how long they have held their shares. A dividend is a capital gains dividend if it is so designated by the Portfolio and is paid out of the Portfolio 's net capital gain (that is, the excess of the Portfolio's net long-term capital gain over its net short-term capital loss).

    Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

    If the Fund redeems some or all of the shares held by any shareholder, the transaction will generally be treated as a sale or exchange unless the redemption fails to substantially reduce the shareholder's percentage ownership interest in the Fund (determined for this purpose using certain specific rules of constructive ownership). If a redemption of shares is not treated as a sale or exchange, the amount paid for the shares will be treated as a dividend.

    If a redemption is treated as a sale or exchange, the shareholder will generally recognize gain or loss measured by the difference between the redemption price and the basis of the shares. This gain or loss will generally be treated as capital gain (long-term or short-term, depending upon the holding period for the redeemed shares).

    Shareholders will be subject to information reporting with respect to dividends and redemptions, and may be subject to backup withholding with respect to dividends at the rate of 31% unless (a) they are corporations or come within other exempt categories or (b) they provide correct taxpayer identification numbers, certify as to no loss of exemption from backup withholding, and otherwise comply with applicable requirements of the law relating to backup withholding. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders.

    The Fund may pay taxes to foreign countries with respect to dividends or interest it receives from foreign issuers or from domestic issuers that derive a substantial amount of their revenues in foreign countries, or such taxes may be withheld at the source by such issuers. The Fund will generally be entitled to deduct such taxes in computing its taxable income.

STATE AND LOCAL TAXES

    Each Portfolio of the Fund may be subject to state or local taxation in jurisdictions in which it may be deemed to be doing business. Taxable income of each Portfolio of the Fund and its shareholders for state and local purposes may be different from taxable income calculated for federal income tax purposes.

    The foregoing is a general summary of possible federal, state and foreign tax consequences of investing in The American Tiger Funds to shareholders who are U.S. citizens or U.S. corporations. Each prospective investor is advised to consult his or her tax adviser for advice as to the federal, state, local and foreign taxation which may be applicable to such investor in connection with an investment in the Fund.

                         PURCHASE AND PRICING OF SHARES

PURCHASE OF SHARES

    The Fund's portfolio shares are sold to the general public on a continuous basis through the Distributor, the Transfer Agent and the Distributor's network of broker-dealers.

PURCHASE BY MAIL

    Investments in the Fund can be made directly to the Distributor or through the transfer agent-- Rushmore Trust & Savings, FSB--or through selected securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.

    TO INVEST BY MAIL: Fill out an application designating which Portfolio you are investing in and make a check payable to "The American Tiger Funds." Mail the check along with the application to:

       The American Tiger Funds
       c/o Rushmore Trust & Savings, FSB
       4922 Fairmont Avenue
       Bethesda, MD 20814

    Purchases by check will be credited to an account as of the date the Portfolio's net asset value is next determined after receipt of payment and a properly completed account application. Foreign checks will not be accepted. Be certain to specify which Portfolio or Portfolios you are investing in.

    Purchase orders which do not specify the Portfolio in which an investment is to be made will be returned. (See "Purchase and Pricing of Shares--General Purchasing Information".) Net asset value per share is calculated once daily as of 4 p.m. E.S.T. on each business day. (See "Purchase and Pricing of Shares--Valuation of Shares".)

THE AMERICAN TIGER FUNDS' PORTFOLIOS

    The shares of The American Tiger Top 20 Portfolio are sold at their net asset value per share next determined after an order in proper form (i.e., a completely filled out application form) is received by the Transfer Agent.

    If an order for shares of the Portfolio is received by the Transfer Agent by 4:00 p.m. on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. New York Time on that day. Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m New York Time on the next business day. However, orders received by the Transfer Agent from the Distributor or from dealers or brokers after the net asset value is determined that day will receive such net asset value price if the orders were received by the Distributor or broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day (normally 4:00 p.m. New York Time). Shares are entitled to receive any declared dividends on the day following the date of purchase.

PURCHASES THROUGH SELECTED DEALERS

    Shares purchased through Selected Dealers will be effected at the net asset value next determined after the Selected Dealer receives the purchase order, provided that the Selected Dealer transmits the order to the Transfer Agent and the Transfer Agent accepts the order by 4:00 p.m. New York Time on the day of determination. See "Valuation of Shares". If an investor's order is not transmitted and accepted by 4:00 p.m. New York Time, the investor must settle his or her entitlement to that day's net asset value with the Selected Dealer. Investors may also purchase shares of the Fund by telephone through a Selected

Dealer by having the Selected Dealer telephone the Transfer Agent with the purchase order. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

    Certain selected Dealers may effect transactions in shares of the Portfolios through the National Securities Clearing Corporation's Fund/SERV system.

    Purchases of shares through Selected Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent. There is a 4.95% sales load charged to the investor on purchases of the Fund's Portfolio, whether purchased through a Selected Dealer or directly through the Transfer Agent; there is however an ongoing Rule 12b-1 fee applicable to The American Tiger Top 20 Portfolio.

    Shareholders who wish to transfer Fund shares from one broker-dealer to another should contact the Fund's Transfer Agent at (800) 622-1386.

    TO INVEST BY BANK WIRE:  Request a wire transfer to:

       Rushmore Trust & Savings FSB
       4922 Fairmont Avenue
       Bethesda, MD 20814
       Routing Number: 055071084
       For Account of: The American Tiger Funds
       Account Number: 029385770

    AFTER INSTRUCTING YOUR BANK TO TRANSFER MONEY BY WIRE, YOU MUST TELEPHONE THE FUND AT (800) 622-1386 OR (301) 657-1510 BETWEEN 8:30 A.M. AND 4:00 P.M. NEW
YORK TIME AND TELL US THE AMOUNT YOU TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER. YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES. IF THE PURCHASE IS CANCELLED BECAUSE YOUR WIRE TRANSFER IS NOT RECEIVED, YOU MAY BE LIABLE FOR ANY LOSS THE FUND MAY INCUR.

    Such wire should identify the name of the Portfolio, the account number, the order number (if available), and your name.

TO INVEST BY AUTOMATIC MONTHLY INVESTMENT PLAN:

    Shareholders may make automatic monthly purchases of a Portfolio's shares by executing an automatic monthly withdrawal application authorizing his/her/its bank to transfer money from his/her/its checking account to the Transfer Agent for the automatic monthly purchase of shares of the Portfolio for the shareholder. There is no charge by the Portfolio for this automatic monthly investment plan and the shareholder can discontinue the service at any time.

GENERAL PURCHASING INFORMATION

    The existing portfolio of the Fund, the American Tiger Top 20 Portfolio, has established a minimum initial investment of $2,000 ($500 in the case of IRA and other retirement plans or qualifying group plans) and $100 for subsequent investments in such Portfolio. Orders for shares may be made by mail by completing the Account Application included with this Prospectus and mailing the completed application and the payment for shares to the Transfer Agent. Documentation in addition to the information required by the Account Application may be required when deemed appropriate by the Fund and/or the Transfer Agent and the Account Application will not be deemed complete until such additional information has been received. The Fund reserves the right to not accept an applicant's proposed investment in any of the Fund's shares.

VALUATION OF SHARES

    The net asset value of the shares of The American Tiger Top 20 Portfolio of the Fund is determined once daily as of 4 p.m. New York Time, on days when the New York Stock Exchange is open for trading. In the event that the New York Stock Exchange or the national securities exchanges on which Portfolio stocks are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Fund will reconsider the time at which net asset value is to be computed. The net asset value is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares of the Portfolio. The price at which a purchase is effected is based on the next calculation of net asset value after the order is received.

    In determining the value of the assets of each Portfolio, the securities for which market quotations are readily available are valued at market value. Debt securities (other than short-term obligations) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. All other securities and assets are valued at their fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                              REDEMPTION OF SHARES

GENERAL

    A shareholder may redeem shares of each Portfolio at the net asset value next determined after receipt of a notice of redemption in accordance with the procedures set forth below and compliance with the further redemption information and/or additional documentation requirements described in this Section. As used in this Prospectus, the term "business day " refers to those days on which stock exchanges trading stocks held by the Fund are open for business. The Fund may change the following procedures at its discretion.

    The shareholder will not be credited with dividends on those shares being redeemed for the day on which the shares are redeemed by the Portfolio (but will be credited with dividends on the day such shares were purchased). A check for the proceeds of redemption will normally be mailed within seven days of receipt of any redemption request received by the Transfer Agent. If shares to be redeemed were purchased by check, the Fund may delay transmittal of redemption proceeds only until such times as it is reasonably assured that good payment has been collected for the purchase of such shares, which may be up to 15 days from purchase date. Such delays can be avoided by wiring Federal Funds in effecting share purchases.

    If a shareholder wishes to redeem his or her entire shareholdings in a Portfolio, he or she will receive, in addition to the net asset value of shares, all declared but unpaid dividends thereon. The net asset value of the shares may be more or less than a shareholder's cost depending on the market value of the Portfolio securities at the time of the redemption.

REDEMPTION BY MAIL

    A shareholder may redeem shares by mail on each day that the New York Stock Exchange is open by submitting a written redemption request to:

       The American Tiger Funds
       c/o Rushmore Trust & Savings, FSB
       4922 Fairmont Avenue
       Bethesda, MD 20814

    The request for redemption should include the name of the Portfolio, the account name and number, and should be signed by all registered owners of the shares in the exact names in which they are registered. Each request should specify the number or dollar amount of shares to be redeemed or that all shares in the account are to be redeemed.

REDEMPTIONS BY TELEPHONE

    If you have indicated on your Account Application that you wish to establish telephone redemption privileges, you may redeem shares by calling the Transfer Agent at 1-800-622-1386 by 4:00 p.m. New York Time on any day the New York Stock Exchange is open for business.

    If any account has more than one owner, the Transfer Agent may rely on the instructions of any one owner. The American Tiger Top 20 Portfolio of the Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions, which may include giving some form of personal identification prior to acting on the telephone instructions. If these procedures are not followed, the Fund and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By requesting telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, (1) to redeem shares from your account and (2) to mail or wire transfer the redemption proceeds. You cannot redeem shares by telephone until 30 days after you have notified the Transfer Agent of any change of address.

    Telephone redemption is not available for shares held in IRAs. The Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

FURTHER REDEMPTION INFORMATION

    Additional documentation (i.e., signature guarantee for redemptions in excess of $1,000 or verification identification when redemption is by telephone) regarding a redemption by any means may be required when deemed appropriate by the Fund and/or the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Fund or the Transfer Agent to inquire what, if any, additional documentation may be required.

    The Fund reserves the right to modify any of the methods of redemption upon 30 days' written notice to shareholders.

    Due to the high cost of maintaining accounts of less than $2,000 ($500 for IRA or other qualifying plan accounts), the Fund reserves the right to redeem shares involuntarily in any such account at their then current net asset value. Shareholders will first be notified and allowed 30 days to make additional share purchases to bring their accounts to more than $2,000 ($500 for IRA or other qualifying plan accounts). An account will not be redeemed involuntarily if the balance falls below $2,000 ($500 for IRA or other qualifying plan accounts) by virtue of fluctuations in net asset value rather than through investor redemptions.

    Under certain circumstances (i.e., when the applicable exchange is closed or trading has been restricted, etc.), the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash if a proper election pursuant to Rule 18F-1 of the Investment Company Act has been made by the Fund. Information as to those matters is set forth in the Statement of Additional Information.

    Investors may redeem their shares and instruct the Fund or Transfer Agent, in writing or by telephone, to either deposit the redemption proceeds in the money market mutual fund--Fund for Government Investors, Inc.--a regulated investment company custodied by Rushmore Trust & Savings, FSB, pending further instructions as to the investor's desire to subsequently reinvest in the Fund or the investor may direct some other disposition of said redemption proceeds.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS

    The owner of $25,000 or more worth of the shares of The American Tiger Top 20 Portfolio may provide for the payment from his/her account of any requested dollar amount (but not less than $1,000) to him/her or his/her designated payee monthly, quarterly, or annually. Shares will be redeemed on the last business day of each month. Unless otherwise instructed, the Transfer Agent will mail checks to the shareholder at his/her address of record. A sufficient number of shares will be redeemed to make the designated payment.

                   CERTAIN SERVICES PROVIDED TO SHAREHOLDERS

STATEMENTS OF ACCOUNT

    Statements of Account for The American Tiger Top 20 Portfolio will be sent to each shareholder at least quarterly.

DIVIDEND ELECTION

    A shareholder may elect to receive dividends in shares or in cash. If no election is made, dividends will automatically be credited to a shareholder's account in additional shares of the Portfolio to which such dividend relates.

EXCHANGE PRIVILEGES

    Shares of The American Tiger Top 20 Portfolio may be exchanged in the future for the shares of another Portfolio, if any, of the Fund, at net asset value. Exchanges among portfolios of the Fund may be made only in those states where such exchanges may legally be made. The total value of shares being exchanged must at least equal the minimum investment requirement of the Portfolio into which they are being exchanged. Exchanges are made based on the net asset value next determined of the shares involved in the exchange. Only one exchange in any 30-day period is permitted. The Fund reserves the right to restrict the frequency or otherwise modify, condition, terminate, or impose charges upon the exchange, upon 60 days' prior written notice to shareholders. Exchanges between Portfolios will be subject to a $5 exchange fee after five (5) exchanges per year. There is a limit of ten (10) exchanges per year. Exchanges will be effected by the redemption of shares of the Portfolio held and the purchase of shares of the other Portfolio. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss, if any, may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. For this purpose, however, a shareholder's cost basis may not include the sales charge, if any, if the exchange is effectuated within 90 days of the acquisition of the shares. Shareholders wishing to make an exchange should contact the Transfer Agent. Exchange requests in the form required by the Transfer Agent and received by the Transfer Agent prior to 4:00 p.m. New York Time will be effected at the next determined net asset value.

                             ADDITIONAL INFORMATION

    The Statement of Additional Information, available upon request, without charge from the Fund, provides a further discussion of certain sections of the Prospectus and other information which may be of interest to certain investors. This Prospectus and the Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission with respect to the securities being sold, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

    Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the Statement of Additional Information and the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                           ASSENT TO TRUST INSTRUMENT

    Every Shareholder, by virtue of having purchased a Share or Interest shall become a Shareholder and shall be held to have expressly assented and agreed to be bound by the terms hereof.

INVESTMENT ADVISOR

Navellier Management, Inc.
One East Liberty, Third Floor
Reno, NV 89501
(800) 887-8671


DISTRIBUTOR



GSG Securities, Inc.
980 North Federal Highway, Suite 210
Boca Raton, FL 33432
(800) 723-3326


INDEPENDENT AUDITORS

Tait, Weller & Baker
Certified Public Accountants
8 Penn Center, Suite 800
Philadelphia, PA 19103-2108
(215) 979-8800

TRANSFER AGENT AND CUSTODIAN

Rushmore Trust & Savings, FSB
4922 Fairmont Avenue
Bethesda, MD 20814
(800) 622-1386

COUNSEL

Samuel Kornhauser
Law Offices of Samuel Kornhauser
155 Jackson Street, Suite 1807
San Francisco, CA 94111
(415) 981-6281


SALES INFORMATION



GSG Securities, Inc.
980 North Federal Highway, Suite 210
Boca Raton, FL 33432
(800) 723-3326


SHAREHOLDER INQUIRIES

Rushmore Trust & Savings, FSB
4922 Fairmont Avenue
Bethesda, MD 20814
(800) 622-1386

                            THE AMERICAN TIGER FUNDS

                                     [LOGO]

                               SEPTEMBER 30, 1998